Momentus Completes All Regulatory Milestones for Inaugural Mission Company receives favorable FAA Payload Review  SAN JOSE, Calif. – Momentus Inc. (NASDAQ: MNTS) ("Momentus" or the "Company"), a U.S. commercial space company that plans to offer transportation and other in-space infrastructure services, today announced that it has received a favorable determination from the Federal Aviation Administration (FAA) of its application for payload review in support of the Company’s inaugural flight of the Vigoride orbital transfer vehicle on the upcoming SpaceX Transporter-5 mission targeted for launch this month. The FAA favorable determination marks Momentus' final regulatory milestone needed to support its inaugural mission. The Company recently received a license from the Federal Communications Commission (FCC) and license updates from the National Oceanic and Atmospheric Administration (NOAA). These licenses enable Momentus to use radio frequencies to communicate with the Vigoride spacecraft and to use the on- board cameras, respectively. The decisions by these U.S. government agencies - which in some cases involved a review by other U.S. government departments and agencies, including the Defense Department - reflect the Company's progress addressing previous national security concerns and commitment to implementation of our National Security Agreement with the U.S. government. "We welcome these decisions by the relevant U.S. government agencies that clear the way for Momentus to conduct its inaugural launch of the Vigoride spacecraft," said Momentus CEO John Rood. "Our team remains focused on completing the late-stage preparation of the spacecraft and looks forward to seeing Vigoride in orbit soon." During the inaugural mission, Momentus plans to take customer payloads to orbit and generate a small amount of revenue. However, the mission's primary goals are to test Vigoride in orbit, learn from any issues that are encountered, and incorporate lessons learned into future Vigoride vehicles. About Momentus Momentus is a U.S. commercial space company that plans to offer in-space infrastructure services, including in-space transportation, hosted payloads and in-orbit services. Momentus believes it can make new ways of operating in space possible with its planned in-space transfer and service vehicles that will be powered by an innovative water plasma-based propulsion system that is under development. The Company anticipates flying its first Vigoride vehicle to Low Earth Orbit on a third-party launch provider as early as May 2022. Forward-Looking Statements This press release contains certain statements which may constitute “forward-looking statements” for purposes of the federal securities laws. Forward-looking statements include, but are not limited to, statements regarding Momentus or its management team’s expectations, hopes, beliefs, intentions or strategies regarding the future, projections, forecasts or other characterizations of future events or circumstances, including any underlying assumptions, and are not guarantees of future performance. Because forward-looking statements relate to the future, they are subject to inherent uncertainties, risks and changes in circumstances that are difficult to predict and many of which are outside of Momentus’ control. Many factors could cause actual future events to differ materially from the forward-looking statements in this press release, including but not limited to risks and uncertainties included under the heading “Risk Factors” in the Annual Report on Form 10-K filed by the Company on March 9, 2022, as such factors may be updated from time to time in our other filings with the Securities and Exchange Commission (the "SEC"), accessible on the SEC’s website at www.sec.gov and the Investor Relations section of our website at investors.momentus.space. Forward-looking statements speak only as of the date they are made. Readers are cautioned not to put undue reliance on forward-looking statements, and, except as required by law, the Company assumes no obligation and does not intend to update or revise these forward-looking statements, whether as a result of new information, future events, or otherwise. Contacts Investors Darryl Genovesi at investors@momentus.space Media Jessica Pieczonka at press@momentus.space